Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement dated March 7, 2017
to the Statutory Prospectus, Summary Prospectuses and Statement of Additional
Information dated April 29, 2016, as supplemented from time to time
This supplement provides additional information beyond that contained in the currently effective Statutory Prospectus and Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) for Series A (StylePlus – Large Core Series) (“Series A”), Series B (Large Cap Value Series) (“Series B”), Series D (World Equity Income Series) (“Series D”), Series J (StylePlus – Mid Growth Series) (“Series J”), Series N (Managed Asset Allocation Series) (“Series N”), Series O (All Cap Value Series) (“Series O”), Series Q (Small Cap Value Series) (“Series Q”), Series V (Mid Cap Value Series) (“Series V”), Series X (StylePlus – Small Growth Series) (“Series X”), Series Y (StylePlus – Large Growth Series) (“Series Y”), and Series Z (Alpha Opportunity Series) (“Series Z”) (the “Series”) and should be read in conjunction with the Prospectuses and SAI.
The Board of Trustees of Guggenheim Variable Funds Trust recently voted to approve the adoption of a Distribution and Shareholder Services Plan (the “Distribution Plan”) on behalf of the Series pursuant to Rule 12b-1 of the Investment Company Act of 1940, subject to shareholder approval. If the Distribution Plan is approved by shareholders of a Series, the Series would pay a new, asset-based fee for distribution, administrative and shareholder services. The Board and Security Investors, LLC (also known as Guggenheim Investments), the Series’ investment adviser (the “Investment Manager”), have agreed to contractually reduce the investment advisory fees charged by the Investment Manager with respect to Series N, Series Q, Series X, and Series Y, and to implement or continue expense limitation agreements with respect to Series A, Series B, Series D, Series J, Series O, Series Q, Series V, Series X, Series Y, and Series Z until May 1, 2022 to offset the effects of the Distribution Plan, if adopted by shareholders.
The Board has called a special meeting of the shareholders of the Series for April 20, 2017, at which shareholders of record of each of the Series as of March 3, 2017 will be asked to consider the approval of the proposed Distribution Plan as it relates to each Series. Shareholder approval is required before the Distribution Plan and related changes would take effect.
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Information regarding this proposal will be contained in the proxy materials to be filed with the Securities and Exchange Commission (“SEC”). The proxy statement will be mailed to shareholders of record as of March 3, 2017, and you will also be able to access the proxy statement from the EDGAR Database on the SEC’s website at http://www.sec.gov once filed.
Please Retain This Supplement for Future Reference

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